SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2017

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IDEAL POWER INC.
(Exact name of registrant as specified in Charter)

Delaware	001-36216	14-1999058
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

4120 Freidrich Lane, Suite 100
Austin, Texas, 78744
(Address of Principal Executive Offices)

512-264-1542
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

The following are the voting results on each matter submitted to the shareholders at the Ideal Power Inc. (the “Company”) Annual Meeting of Stockholders (“Annual Meeting”) held on June 21, 2017. The proposals below are described in detail in the Company’s Proxy Statement which was filed with the Securities and Exchange Commission on April 28, 2017. At the Annual Meeting, the following proposals were approved.

1.	The following nominees were elected to serve as directors until the election and qualification of his successor.

Nominee	For	Withheld	Broker Non-Votes
R. Daniel Brdar	3,789,520	316,362	3,371,040
Mark L. Baum	3,799,299	306,583	3,371,040
Lon E. Bell	4,067,511	38,371	3,371,040
David B. Eisenhaure	4,067,511	38,371	3,371,040

2.	The appointment of Gumbiner Savett Inc. as the Company’s independent registered public accounting firm for the year ended December 31, 2017 was approved.

For	Against	Abstentions	Broker Non-Votes
6,706,227	725,290	45,355	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2017	IDEAL POWER INC.

	By:	/s/ Timothy Burns
Timothy Burns
Chief Financial Officer